VARIABLE INSURANCE FUNDS

Supplement dated February 18, 2005
to the Prospectus dated May 1, 2004

Fifth Third Mid Cap VIP Fund

Effective February 1, 2005 Martin E. Hargrave was named co-portfolio manager of the Fifth Third Mid Cap VIP Fund. Mr. Hargrave joined Fifth Third Asset Management, Inc. in 2003 as a portfolio manager of Mid Cap/Small Cap Growth Strategies. In 1991, Mr. Hargrave joined Sunkist Growers, Inc. where he was responsible for managing the employee benefits investments, banking relationships, and cash management operations. He joined Investment Advisers, Inc. in 1996 as an institutional client service representative, and in August 2000 he joined Investment Advisers, Inc. small/mid cap team as a portfolio manager. Mr. Hargrave graduated from the University of Southern California with a Bachelor of Science degree, followed by a Master's degree in Finance from the Anderson School at the University of California, Los Angeles. He earned the Chartered Financial Analyst designation in 1998.